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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2022 (March 13, 2022)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01   OTHER EVENTS

On March 13, 2022, Southern Peru Copper Corporation (“SPCC” or the “Branch”), the Peruvian branch of Southern Copper Corporation (“SCC” or the “Company”), announced that a group from the rural community of Tumilaca, Pocata, Coscore and Tala, in the Moquegua region illegally occupied its Viña Blanca reservoir for second time, closing the water supply to the Cuajone mine and threating the well-being of an estimated of 5,000 residents of the mine’s townsite (including women, children and the elderly) and paralyzing copper production.

SPCC reported the group has been using violent tactics to disrupt the Cuajone mine operations since February 10, 2022, when they forcefully blocked its railroad at the R2 tunnel and on February 28, 2022, proceeded to illegally occupy the Viña Blanca reservoir to close the water supply to the Cuajone mine and its townsite. Despite a temporary restoration of water flow to the hospital and townsite coordinated with the assistance of the Peruvian police, the group has illegally retaken the reservoir and cut off the water supply from the many Peruvian citizens residing in Cuajone.

The group alleges usurpation of their land by SPCC. The Branch categorically denies such allegations and indicated that the Cuajone mine has been operating in the area for over 45 years, after it was legally granted mining concessions, surface and easement rights by the Peruvian State in 1951. SPCC indicated that intransigence of the group’s leaders has prevented a peaceful resolution, resulting in losses to the Company, the Peruvian state and the Moquegua region. The Branch appealed to the Peruvian Government and National Police to restore the rule of law and protect the water consumption rights of the Cuajone mine community. SPCC reiterated its willingness to engage in constructive dialogue with the group leaders provided they cease such violent and coercive tactics that threaten the stability of the region.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date:  March 15, 2022

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